[LASALLE BANK ABN AMRO LOGO]                           Statement Date: 14-Apr-06
135 S. LaSalle Street, Suite 1625                      Payment Date:   14-Apr-06
Chicago, IL 60603                                      Prior Payment:        N/A
USA                                                    Next Payment:   12-May-06
                                                       Record Date:    31-Mar-06

                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ8

                                 ABN AMRO ACCT:
                       REPORTING PACKAGE TABLE OF CONTENTS

Administrator:                                         Analyst:
Nick Xeros 312.904.0708                                Patrick Gong 714.259.6253
nick.xeros@abnamro.com                                 patrick.gong@abnamro.com

Issue Id: SAMPMORS
Monthly Data File
Name: SAMPMORS_200604_3.ZIP

                                                         Page(s)
                                                         ---------
Statements to Certificateholders                         Page 2
Cash Recon                                               Page 3
Bond Interest Reconciliation                             Page 4
Bond Interest Reconciliation                             Page 5
Shortfall Summary Report                                 Page 6
Asset-Backed Facts ~ 15 Month Loan Status Summary        Page 7
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary   Page 8
Mortgage Loan Characteristics                            Page 9-11
Delinquent Loan Detail                                   Page 12
Loan Level Detail                                        Page 13
Realized Loss Detail                                     Page 14
Collateral Realized Loss                                 Page 15
Appraisal Reduction Detail                               Page 16
Material Breaches Detail                                 Page 17
Historical Collateral Prepayment                         Page 18
Specially Serviced (Part I) - Loan Detail                Page 19
Specially Serviced (Part II) - Servicer Comments         Page 20
Summary of Loan Maturity Extensions                      Page 21
Rating Information                                       Page 22
Other Related Information                                Page 23

Closing Date:              28-Mar-2006
First Payment Date:        14-Apr-2006
Rated Final Payment Date:  14-Mar-2044
Determination Date:        10-Apr-2006

                           PARTIES TO THE TRANSACTION

                    Depositor: Morgan Stanley Capital I Inc.
   Underwriter: Morgan Stanley Capital I Inc./LaSalle Financial Services, Inc.
             Master Servicer: Wells Fargo Bank, National Association
                   Special Servicer: J.E. Robert Company, Inc.
Rating Agency: Moody's Investors Service, Inc./Standard & Poor's Rating Services

       INFORMATION IS AVAILABLE FOR THIS ISSUE FROM THE FOLLOWING SOURCES

LaSalle Web Site                                                www.etrustee.net
LaSalle Factor Line                                             800.246.5761

                                                                    PAGE 1 OF 23

[LASALLE BANK ABN AMRO LOGO]                           Statement Date: 14-Apr-06
                                                       Payment Date:   14-Apr-06
                                                       Prior Payment:        N/A
                                                       Next Payment:   12-May-06
                                                       Record Date:    31-Mar-06

                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ8

                                 ABN AMRO ACCT:

          ORIGINAL     OPENING  PRINCIPAL    PRINCIPAL     NEGATIVE    CLOSING    INTEREST    INTEREST   PASS-THROUGH
CLASS  FACE VALUE (1)  BALANCE   PAYMENT   ADJ. OR LOSS  AMORTIZATION  BALANCE  PAYMENT (2)  ADJUSTMENT      RATE
-----  --------------  -------  ---------  ------------  ------------  -------  -----------  ----------  ------------

CUSIP                                                                                                    Next Rate(3)
Total

                                                         Total P&I Payment

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest
Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment
(3) Estimated. * Denotes Controlling Class

                                                                    PAGE 2 OF 23

[LASALLE BANK ABN AMRO LOGO]                           Statement Date: 14-Apr-06
                                                       Payment Date:   14-Apr-06
                                                       Prior Payment:        N/A
                                                       Next Payment:   12-May-06
                                                       Record Date:    31-Mar-06

                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ8

                                 ABN AMRO ACCT:
                           CASH RECONCILIATION SUMMARY

               INTEREST SUMMARY

Current Scheduled Interest                 0.00
Less Deferred Interest                     0.00
Less PPIS Reducing Scheduled Int
                                           0.00
Plus Gross Advance Interest                0.00
Less ASER Interest Adv Reduction           0.00
Less Other Interest Not Advanced           0.00
Less Other Adjustment                      0.00
                                           ----
Total                                      0.00
                                           ====

UNSCHEDULED INTEREST:
Prepayment Penalties                       0.00
Yield Maintenance Penalties                0.00
Other Interest Proceeds                    0.00
                                           ----
Total                                      0.00
                                           ====

Less Fee Paid To Servicer                  0.00
Less Fee Strips Paid by Servicer           0.00

LESS FEES & EXPENSES PAID BY/TO SERVICER
Special Servicing Fees                     0.00
Workout Fees                               0.00
Liquidation Fees                           0.00
Interest Due Serv on Advances              0.00
Non Recoverable Advances                   0.00
Misc. Fees & Expenses                      0.00
                                           ----
Total Unscheduled Fees & Expenses          0.00
                                           ----
Total Interest Due Trust                   0.00
                                           ====

LESS FEES & EXPENSES PAID BY/TO TRUST
Trustee Fee                                0.00
Fee Strips                                 0.00
Misc. Fees                                 0.00
Interest Reserve Withholding               0.00
Plus Interest Reserve Deposit              0.00
                                           ----
Total                                      0.00
                                           ====

               PRINCIPAL SUMMARY

SCHEDULED PRINCIPAL:
Current Scheduled Principal                0.00
Advanced Scheduled Principal               0.00
                                           ----
Scheduled Principal                        0.00
                                           ====

UNSCHEDULED PRINCIPAL:
Curtailments                               0.00
Prepayments in Full                        0.00
Liquidation Proceeds                       0.00
Repurchase Proceeds                        0.00
Other Principal Proceeds                   0.00
                                           ----
Total Unscheduled Principal                0.00
                                           ----
Remittance Principal                       0.00
                                           ----
Remittance P&I Due Trust                   0.00
                                           ----
Remittance P&I Due Certs                   0.00
                                           ----

                   POOL BALANCE SUMMARY

                                           Balance   Count
                                           -------   -----
Beginning Pool                               0.00      0
Scheduled Principal                          0.00      0
Unscheduled Principal                        0.00      0
Deferred Interest                            0.00
Liquidations                                 0.00      0
Repurchases                                  0.00      0
Ending Pool                                  0.00      0

                  SERVICING ADVANCE SUMMARY

                                           Amount
                                           ------
Prior Outstanding
Plus Current Period
Less Recovered
Less Non Recovered
Ending Outstanding

             SERVICING FEE SUMMARY

Current Servicing Fees                     0.00
Plus Fees Advanced for PPIS                0.00
Less Reduction for PPIS                    0.00
Plus Delinquent Servicing Fees             0.00
                                           ----
Total Servicing Fees                       0.00
                                           ====

              CAP LEASE ACCRETION

Accretion Amt                              0.00
Distributable Interest                     0.00
Distributable Principal                    0.00

                 PPIS SUMMARY

Gross PPIS                                 0.00
Reduced by PPIE                            0.00
Reduced by Shortfalls in Fees              0.00
Reduced by Other Amounts                   0.00
                                           ----
PPIS Reducing Scheduled Interest           0.00
                                           ----
PPIS Reducing Servicing Fee                0.00
                                           ----
PPIS Due Certificate                       0.00
                                           ----

        ADVANCE SUMMARY (ADVANCE MADE BY SERVICER)

                                        Principal   Interest
                                        ---------   --------
Prior Outstanding                          0.00       0.00
Plus Current Period                        0.00       0.00
Less Recovered                             0.00       0.00
Less Non Recovered                         0.00       0.00
Ending Outstanding                         0.00       0.00

                                                                    PAGE 3 OF 23

[LASALLE BANK ABN AMRO LOGO]                           Statement Date: 14-Apr-06
                                                       Payment Date:   14-Apr-06
                                                       Prior Payment:        N/A
                                                       Next Payment:   12-May-06
                                                       Record Date:    31-Mar-06

                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ8

                                 ABN AMRO ACCT:
                       BOND INTEREST RECONCILIATION DETAIL

                     Prior   Current                                                                       Current   Remaining
              Pass Interest Interest    Accrual    Accrued      Total     Total   Distributable Interest   Period   Outstanding
      Opening Thru    Due      Due   ----------- Certificate  Interest  Interest   Certificate   Payment Shortfall/  Interest
Class Balance Rate   Date     Date   Method Days   Interest  Deductions Additions   Interest     Amount   Recovery  Shortfalls
----- ------- ---- -------- -------- ------ ---- ----------- ---------- --------- ------------- -------- ---------- -----------

                                                 ----------- ---------- --------- ------------- -------- ---------- -----------

                                                 =========== ========== ========= ============= ======== ========== ===========

                                                                    PAGE 4 OF 23

[LASALLE BANK ABN AMRO LOGO]                           Statement Date: 14-Apr-06
                                                       Payment Date:   14-Apr-06
                                                       Prior Payment:        N/A
                                                       Next Payment:   12-May-06
                                                       Record Date:    31-Mar-06

                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ8

                                 ABN AMRO ACCT:
                       BOND INTEREST RECONCILIATION DETAIL

                                        Deductions                                        Additions
                             ---------------------------------  -------------------------------------------------------------
                  Accrued               Deferred &              Prior Int  Int Accrual                               Other
       Opening  Certificate  Allocable   Accretion   Interest   Shortfall   on Prior    Prepayment     Yield       Interest
Class  Balance   Interest      PPIS      Interest   Loss / Exp     Due      Shortfall    Premiums   Maintenance  Proceeds (1)
-----  -------  -----------  ---------  ----------  ----------  ---------  -----------  ----------  -----------  ------------

                -----------  ---------  ----------  ----------  ---------  -----------  ----------  -----------  ------------

                ===========  =========  ==========  ==========  =========  ===========  ==========  ===========  ============

       Distributable  Interest    Credit Support
        Certificate    Payment  -------------------
Class    Interest      Amount   Original  Current(3)
-----  -------------  --------  --------  ----------

       -------------  --------

       =============  ========

(1)  Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable
     Interest.

(3)  Determined as follows: (A) the ending balance of all the classes less (B)
     the sum of (i) the ending balance of the class and (ii) the ending balance of all classes which are not subordinate to the class divided by (A).

                                                                    PAGE 5 OF 23

[LASALLE BANK ABN AMRO LOGO]                           Statement Date: 14-Apr-06
                                                       Payment Date:   14-Apr-06
                                                       Prior Payment:        N/A
                                                       Next Payment:   12-May-06
                                                       Record Date:    31-Mar-06

                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ8

                                 ABN AMRO ACCT:
                          INTEREST ADJUSTMENTS SUMMARY

SHORTFALL ALLOCATED TO THE BONDS:

Net Prepayment Int. Shortfalls Allocated to the Bonds   0.00
Special Servicing Fees                                  0.00
Workout Fees                                            0.00
Liquidation Fees                                        0.00
Legal Fees                                              0.00
Misc. Fees & Expenses Paid by/to Servicer               0.00
Interest Paid to Servicer on Outstanding Advances       0.00
ASER Interest Advance Reduction                         0.00
Interest Not Advanced (Current Period)                  0.00
Recoup of Prior Advances by Servicer                    0.00
Servicing Fees Paid Servicer on Loans Not Advanced      0.00
Misc. Fees & Expenses Paid by Trust                     0.00
Shortfall Due to Rate Modification                      0.00
Other Interest Loss                                     0.00
                                                        ----
Total Shortfall Allocated to the Bonds                  0.00
                                                        ====

EXCESS ALLOCATED TO THE BONDS:

Other Interest Proceeds Due the Bonds                   0.00
Prepayment Interest Excess Due the Bonds                0.00
Interest Income                                         0.00
Yield Maintenance Penalties Due the Bonds               0.00
Prepayment Penalties Due the Bonds                      0.00
Recovered ASER Interest Due the Bonds                   0.00
Recovered Interest Due the Bonds                        0.00
ARD Excess Interest                                     0.00
                                                        ----
Total Excess Allocated to the Bonds                     0.00
                                                        ====

              AGGREGATE INTEREST ADJUSTMENT ALLOCATED TO THE BONDS

Total Excess Allocated to the Bonds                     0.00
Less Total Shortfall Allocated to the Bonds             0.00
                                                        ----
Total Interest Adjustment to the Bonds                  0.00
                                                        ====

                                                                    PAGE 6 OF 23

[LASALLE BANK ABN AMRO LOGO]                           Statement Date: 14-Apr-06
                                                       Payment Date:   14-Apr-06
                                                       Prior Payment:        N/A
                                                       Next Payment:   12-May-06
                                                       Record Date:    31-Mar-06

                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ8

                                 ABN AMRO ACCT:
          ASSET-BACKED FACTS ~ 15 MONTH HISTORICAL LOAN STATUS SUMMARY

                                 Delinquency Aging Categories                             Special Event Categories (1)
             --------------------------------------------------------------------- -------------------------------------------
Distribution Delinq 1 Month Delinq 2 Months Delinq 3+ Months Foreclosure    REO    Modifications Specially Serviced Bankruptcy
    Date        # Balance      # Balance        # Balance     # Balance  # Balance   # Balance        # Balance      # Balance
------------ -------------- --------------- ---------------- ----------- --------- ------------- ------------------ ----------

(1)  Note: Modification, Specially Serviced & Bankruptcy Totals are Included in
     the Appropriate Delinquency Aging Category

                                                                    PAGE 7 OF 23

[LASALLE BANK ABN AMRO LOGO]                           Statement Date: 14-Apr-06
                                                       Payment Date:   14-Apr-06
                                                       Prior Payment:        N/A
                                                       Next Payment:   12-May-06
                                                       Record Date:    31-Mar-06

                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ8

                                 ABN AMRO ACCT:
          ASSET-BACKED FACTS ~ 15 MONTH HISTORICAL PAYOFF/LOSS SUMMARY

              Ending                          Appraisal                                                      Curr Weighted Avg.
Distribution Pool (1)  Payoffs (2) Penalties Reduct. (2) Liquidations (2) Realized Losses (2) Remaining Term ------------------
    Date     # Balance  # Balance   # Amount  # Balance      # Balance         # Amount            Life         Coupon Remit
------------ --------- ----------- --------- ----------- ---------------- ------------------- --------------    ------ -----

(1)  Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

                                                                    PAGE 8 OF 23

[LASALLE BANK ABN AMRO LOGO]                           Statement Date: 14-Apr-06
                                                       Payment Date:   14-Apr-06
                                                       Prior Payment:        N/A
                                                       Next Payment:   12-May-06
                                                       Record Date:    31-Mar-06

                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ8

                                 ABN AMRO ACCT:
                          MORTGAGE LOAN CHARACTERISTICS

                       DISTRIBUTION OF PRINCIPAL BALANCES

                                                                  Weighted Average
    Current Scheduled      # of       Scheduled       % of    ------------------------
         Balance           Loans       Balance      Balance   Term   Coupon   PFY DSCR
------------------------   -----   --------------   -------   ----   ------   --------

                           ---     --------------    ----
                             0                  0    0.00%
                           ===     ==============    ====

Average Schedule Balance                        0
Maximum Schedule Balance           (9,999,999,999)
Minimum Schedule Balance            9,999,999,999

                DISTRIBUTION OF REMAINING TERM (FULLY AMORTIZING)

                                                                  Weighted Average
    Fully Amortizing       # of       Scheduled       % of    ------------------------
     Mortgage Loans        Loans       Balance      Balance   Term   Coupon   PFY DSCR
------------------------   -----   --------------   -------   ----   ------   --------

                           ---     --------------    ----
                             0                  0    0.00%
                           ===     ==============    ====

                     DISTRIBUTION OF MORTGAGE INTEREST RATES

                                                                        Weighted Average
       Current Mortgage          # of       Scheduled       % of    ------------------------
         Interest Rate           Loans       Balance      Balance   Term   Coupon   PFY DSCR
------------------------------   -----   --------------   -------   ----   ------   --------

                                 ---           --------    ----
                                   0                  0    0.00%
                                 ===           ========    ====

Minimum Mortgage Interest Rate                 ,900.000%
Maximum Mortgage Interest Rate                 ,900.000%

                    DISTRIBUTION OF REMAINING TERM (BALLOON)

                                                                        Weighted Average
            Balloon              # of       Scheduled       % of    ------------------------
        Mortgage Loans           Loans       Balance      Balance   Term   Coupon   PFY DSCR
------------------------------   -----   --------------   -------   ----   ------   --------

                                 ---           --------    ----
                                   0                  0    0.00%
                                 ===           ========    ====

                                                                    PAGE 9 OF 23

[LASALLE BANK ABN AMRO LOGO]                           Statement Date: 14-Apr-06
                                                       Payment Date:   14-Apr-06
                                                       Prior Payment:        N/A
                                                       Next Payment:   12-May-06
                                                       Record Date:    31-Mar-06

                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ8

                                 ABN AMRO ACCT:
                          MORTGAGE LOAN CHARACTERISTICS

                           DISTRIBUTION OF DSCR (PFY)

 Debt Service    # of    Scheduled    % of
Coverage Ratio   Loans    Balance    Balance   WAMM   WAC   PFY DSCR
--------------   -----   ---------   -------   ----   ---   --------

                 -----         ---    ----
                     0           0    0.00%
                 =====         ===    ====

Maximum DSCR     0.000
Minimum DSCR     0.000

                          DISTRIBUTION OF DSCR (CUTOFF)

 Debt Service    # of    Scheduled    % of
Coverage Ratio   Loans    Balance    Balance   WAMM   WAC   PFY DSCR
--------------   -----   ---------   -------   ----   ---   --------

                 -----         ---    ----
                     0           0    0.00%
                 =====         ===    ====
Maximum DSCR     0.000
Minimum DSCR     0.000

                             GEOGRAPHIC DISTRIBUTION

Geographic   # of    Scheduled    % of
Location     Loans    Balance    Balance   WAMM   WAC   PFY DSCR
----------   -----   ---------   -------   ----   ---   --------

             -----         ---    ----
                 0           0    0.00%
             =====         ===    ====

                                                                   PAGE 10 OF 23

[LASALLE BANK ABN AMRO LOGO]                           Statement Date: 14-Apr-06
                                                       Payment Date:   14-Apr-06
                                                       Prior Payment:        N/A
                                                       Next Payment:   12-May-06
                                                       Record Date:    31-Mar-06

                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ8

                                 ABN AMRO ACCT:
                          MORTGAGE LOAN CHARACTERISTICS

          DISTRIBUTION OF PROPERTY TYPES

Property   # of    Scheduled    % of
 Types     Loans    Balance    Balance   WAMM   WAC   PFY DSCR
--------   -----   ---------   -------   ----   ---   --------

           -----         ---    ----
               0           0    0.00%
           =====         ===    ====

                        DISTRIBUTION OF AMORTIZATION TYPE

Amortization   # of    Scheduled    % of
    Type       Loans    Balance    Balance   WAMM   WAC   PFY DSCR
------------   -----   ---------   -------   ----   ---   --------

               -----         ---    ----
                   0           0    0.00%
               =====         ===    ====

                         DISTRIBUTION OF LOAN SEASONING

Number of   # of    Scheduled    % of
  Months    Loans    Balance    Balance   WAMM   WAC   PFY DSCR
---------   -----   ---------   -------   ----   ---   --------

            -----         ---    ----
                0           0    0.00%
            =====         ===    ====

                       DISTRIBUTION OF YEAR LOANS MATURING

                 # of    Scheduled    % of
     Year        Loans    Balance    Balance   WAMM   WAC    PFY DSCR
--------------   -----   ---------   -------   ----   ----   --------
2006                 0           0     0.00%      0   0.00%      0.00
2007                 0           0     0.00%      0   0.00%      0.00
2008                 0           0     0.00%      0   0.00%      0.00
2009                 0           0     0.00%      0   0.00%      0.00
2010                 0           0     0.00%      0   0.00%      0.00
2011                 0           0     0.00%      0   0.00%      0.00
2012                 0           0     0.00%      0   0.00%      0.00
2013                 0           0     0.00%      0   0.00%      0.00
2014                 0           0     0.00%      0   0.00%      0.00
2015                 0           0     0.00%      0   0.00%      0.00
2016                 0           0     0.00%      0   0.00%      0.00
2017 & Greater       0           0     0.00%      0   0.00%      0.00
                   ---         ---     ----
                     0           0     0.00%
                   ===         ===     ====

                                                                   PAGE 11 OF 23

[LASALLE BANK ABN AMRO LOGO]                           Statement Date: 14-Apr-06
                                                       Payment Date:   14-Apr-06
                                                       Prior Payment:        N/A
                                                       Next Payment:   12-May-06
                                                       Record Date:    31-Mar-06

                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ8

                                 ABN AMRO ACCT:
                             DELINQUENT LOAN DETAIL

             Paid                 Outstanding   Out. Property                    Special
Disclosure   Thru   Current P&I       P&I        Protection     Loan Status     Servicer      Foreclosure   Bankruptcy   REO
Control #    Date     Advance     Advances**      Advances       Code (1)     Transfer Date      Date          Date      Date
----------   ----   -----------   -----------   -------------   -----------   -------------   -----------   ----------   ----

TOTAL

A. IN GRACE PERIOD                     1. DELINQ. 1 MONTH   3. DELINQUENT 3 + MONTHS       5. NON PERFORMING MATURED BALLOON  9. REO
B. LATE PAYMENT BUT < 1 MONTH DELINQ.  2. DELINQ. 2 MONTHS  4. PERFORMING MATURED BALLOON  7. FORECLOSURE

**   Outstanding P&I Advances include the current period P&I Advances and may include Servicer and Trust Advances.

                                                                   PAGE 12 OF 23

[LASALLE BANK ABN AMRO LOGO]                           Statement Date: 14-Apr-06
                                                       Payment Date:   14-Apr-06
                                                       Prior Payment:        N/A
                                                       Next Payment:   12-May-06
                                                       Record Date:    31-Mar-06

                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ8

                                 ABN AMRO ACCT:
                                LOAN LEVEL DETAIL

                                             Operating              Ending                                              Loan
Disclosure         Property  Maturity  PFY   Statement     Geo.   Principal  Note  Scheduled  Prepayment  Prepayment  Status
Control #   Group    Type      Date    DSCR     Date    Location   Balance   Rate     P&I       Amount       Date     Code (1)
----------  -----  --------  --------  ----  ---------  --------  ---------  ----  ---------  ----------  ----------  --------

*    NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.

(1) Legend:  A. In Grace Period   1. Delinquent 1 month   3. Delinquent 3+ months        5. Non Performing Matured Ballon  9. REO
             B. Late Payment but  2. Delinquent 2 months  4. Performing Matured Balloon  7. Foreclosure
                < 1 month delinq

                                                                   PAGE 13 OF 23

[LASALLE BANK ABN AMRO LOGO]                           Statement Date: 14-Apr-06
                                                       Payment Date:   14-Apr-06
                                                       Prior Payment:        N/A
                                                       Next Payment:   12-May-06
                                                       Record Date:    31-Mar-06

                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ8

                                 ABN AMRO ACCT:
                              REALIZED LOSS DETAIL

                                          Beginning            Gross Proceeds   Aggregate       Net       Net Proceeds
        Disclosure  Appraisal  Appraisal  Scheduled    Gross      as a % of    Liquidation  Liquidation     as a % of    Realized
Period  Control #      Date      Value     Balance   Proceeds  Sched. Balance   Expenses *    Proceeds   Sched. Balance    Loss
------  ----------  ---------  ---------  ---------  --------  --------------  -----------  -----------  --------------  --------

CURRENT TOTAL
CUMULATIVE

*    Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

                                                                   PAGE 14 OF 23

[LASALLE BANK ABN AMRO LOGO]                           Statement Date: 14-Apr-06
                                                       Payment Date:   14-Apr-06
                                                       Prior Payment:        N/A
                                                       Next Payment:   12-May-06
                                                       Record Date:    31-Mar-06

                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ8

                                 ABN AMRO ACCT:
                  BOND/COLLATERAL REALIZED LOSS RECONCILIATION

                                                                                                Interest
                       Beginning                   Prior Realized    Amounts Covered by        (Shortages)
                    Balance of the    Aggregate    Loss Applied to  Overcollateralization   /Excesses applied
Prospectus              Loan at     Realized Loss   Certificates      and other Credit     to Realized Losses
    ID      Period    Liquidation     on Loans            A                   B                     C
----------  ------  --------------  -------------  ---------------  ---------------------  ------------------

CUMULATIVE

                                       Additional
                Modification          (Recoveries)/                                          (Recoveries)/
            Adjustments/Appraisal  Expenses applied to  Current Realized  Recoveries of     Realized Losses
Prospectus  Reduction Adjustment     Realized Losses     Loss Applied to  Realized Loss       Applied to
    ID                D                     E            Certififcates*   paid as Cash   Certificate Interest
----------  ---------------------  -------------------  ----------------  -------------  --------------------

CUMULATIVE

*    In the Initial Period the Current Realized Loss Applied to Certificates
     will equal Aggregate Realized Loss on Loans - B - C - D + E instead of A -
     B - C - D + E

Description of Fields

A    Prior Realized Loss Applied to Certificates

B    Reduction to Realized Loss applied to bonds (could represent OC, insurance policies, reserve accounts, etc)

C    Amounts classified by the Master as interest adjustments from general collections on a loan with a Realized Loss

D    Adjustments that are based on principal haircut or future interest foregone due to modification

E    Realized Loss Adjustments, Supplemental Recoveries or Expenses on a
     previously liquidated loan

                                                                   PAGE 15 OF 23

[LASALLE BANK ABN AMRO LOGO]                           Statement Date: 14-Apr-06
                                                       Payment Date:   14-Apr-06
                                                       Prior Payment:        N/A
                                                       Next Payment:   12-May-06
                                                       Record Date:    31-Mar-06

                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ8

                                 ABN AMRO ACCT:
                           APPRAISAL REDUCTION DETAIL

                                                                             Remaining Term                               Appraisal
Disclosure  Appraisal  Scheduled    ARA   Current P&I        Note  Maturity  --------------  Property  Geographic        -----------
Control#    Red. Date   Balance   Amount    Advance    ASER  Rate    Date         Life         Type     Location   DSCR  Value  Date
----------  ---------  ---------  ------  -----------  ----  ----  --------  --------------  --------  ----------  ----  -----  ----

            ---------  ---------  ------  -----------  ----

            =========  =========  ======  ===========  ====

                                                                   PAGE 16 OF 23

[LASALLE BANK ABN AMRO LOGO]                           Statement Date: 14-Apr-06
                                                       Payment Date:   14-Apr-06
                                                       Prior Payment:        N/A
                                                       Next Payment:   12-May-06
                                                       Record Date:    31-Mar-06

                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ8

                                 ABN AMRO ACCT:
                            MATERIAL BREACHES DETAIL

              Ending     Material
Disclosure   Principal    Breach    Material Breach
Control #     Balance      Date       Description
----------   ---------   --------   ---------------

                                                                   PAGE 17 OF 23

[LASALLE BANK ABN AMRO LOGO]                           Statement Date: 14-Apr-06
                                                       Payment Date:   14-Apr-06
                                                       Prior Payment:        N/A
                                                       Next Payment:   12-May-06
                                                       Record Date:    31-Mar-06

                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ8

                                 ABN AMRO ACCT:
                 HISTORICAL COLLATERAL LEVEL PREPAYMENT REPORT

Disclosure  Payoff  Initial              Payoff  Penalty  Prepayment  Maturity  Property  Geographic
Control #   Period  Balance     Type     Amount  Amount      Date       Date      Type     Location
----------  ------  -------  ----------  ------  -------  ----------  --------  --------  ----------

                             CURRENT
                             CUMULATIVE

                                                                   PAGE 18 OF 23

[LASALLE BANK ABN AMRO LOGO]                           Statement Date: 14-Apr-06
                                                       Payment Date:   14-Apr-06
                                                       Prior Payment:        N/A
                                                       Next Payment:   12-May-06
                                                       Record Date:    31-Mar-06

                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ8

                                 ABN AMRO ACCT:
            SPECIALLY SERVICED (PART I) ~ LOAN DETAIL (END OF PERIOD)

                        Loan        Balance                       Remaining
Disclosure  Servicing  Status   ----------------  Note  Maturity  ---------  Property    Geo.                             NOI
Control #   Xfer Date  Code(1)  Schedule  Actual  Rate    Date      Life       Type    Location     NOI        DSCR      Date
----------  ---------  -------  --------  ------  ----  --------  ---------  --------  --------  ---------  ---------  ---------

                                                                                                 Not Avail  Not Avail  Not Avail
            ---------           --------  ------

            =========           ========  ======

(1) Legend:  A. P&I Adv -           1. P&I Adv -            3. P&I Adv - delinquent      5. Non Performing Mat. Balloon  9. REO
                in Grace Period        delinquent 1 month      3+ months
             B. P&I Adv -           2. P&I Adv -            4. Mat. Balloon/Assumed P&I  7. Foreclosure
                < one month delinq     delinquent 2 months

                                                                   PAGE 19 OF 23

[LASALLE BANK ABN AMRO LOGO]                           Statement Date: 14-Apr-06
                                                       Payment Date:   14-Apr-06
                                                       Prior Payment:        N/A
                                                       Next Payment:   12-May-06
                                                       Record Date:    31-Mar-06

                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ8

                                 ABN AMRO ACCT:
  SPECIALLY SERVICED LOAN DETAIL (PART II) ~ SERVICER COMMENTS (END OF PERIOD)

Disclosure   Resolution
Control #     Strategy    Comments
----------   ----------   --------

                                                                   PAGE 20 OF 23

[LASALLE BANK ABN AMRO LOGO]                           Statement Date: 14-Apr-06
                                                       Payment Date:   14-Apr-06
                                                       Prior Payment:        N/A
                                                       Next Payment:   12-May-06
                                                       Record Date:    31-Mar-06

                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ8

                                 ABN AMRO ACCT:
                           MATURITY EXTENSION SUMMARY

LOANS WHICH HAVE HAD THEIR MATURITY DATES EXTENDED
   Number of Loans:                                                       0
   Stated Principal Balance outstanding:                               0.00
   Weighted Average Extension Period:                                     0

LOANS IN THE PROCESS OF HAVING THEIR MATURITY DATES EXTENDED
   Number of Loans:                                                       0
   Stated Principal Balance outstanding:                               0.00
   Weighted Average Extension Period:                                     0

LOANS IN THE PROCESS OF HAVING THEIR MATURITY DATES FURTHER EXTENDED
   Number of Loans:                                                       0
   Cutoff Principal Balance:                                           0.00
   Weighted Average Extension Period:                                     0

LOANS PAID-OFF THAT DID EXPERIENCE MATURITY DATE EXTENSIONS
   Number of Loans:                                                       0
   Cutoff Principal Balance:                                           0.00
   Weighted Average Extension Period:                                     0

LOANS PAID-OFF THAT DID NOT EXPERIENCE MATURITY DATE EXTENSIONS
   Number of Loans:                                                       0
   Cutoff Principal Balance:                                           0.00

                                                                   PAGE 21 OF 23

[LASALLE BANK ABN AMRO LOGO]                           Statement Date: 14-Apr-06
                                                       Payment Date:   14-Apr-06
                                                       Prior Payment:        N/A
                                                       Next Payment:   12-May-06
                                                       Record Date:    31-Mar-06

                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ8

                                 ABN AMRO ACCT:
                               RATING INFORMATION

                   ORIGINAL RATINGS     RATING CHANGE/CHANGE DATE(1)
                ---------------------   ----------------------------
CLASS   CUSIP   FITCH   MOODY'S   S&P       FITCH   MOODY'S   S&P
-----   -----   -----   -------   ---       -----   -------   ---

NR - Designates that the class was not rated by the rating agency.

(1)  Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to
     LaSalle within 30 days of the payment date listed on this statement.
     Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

                                                                   PAGE 22 OF 23

[LASALLE BANK ABN AMRO LOGO]                           Statement Date: 14-Apr-06
                                                       Payment Date:   14-Apr-06
                                                       Prior Payment:        N/A
                                                       Next Payment:   12-May-06
                                                       Record Date:    31-Mar-06

                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-HQ8

                                 ABN AMRO ACCT:
                                     LEGEND

Until this statement/report is filed with the Commission with respect to the
Trust pursuant to Section 15(d) of the Securities Exchange Act of 1934, as
amended, the recipient hereof shall be deemed to keep the information contained herein confidential and such information will not, without the prior consent of the Master Servicer or the Trustee, be disclosed by such recipient or by its officers, directors, partners, employees, agents or representatives in any manner whatsoever, in whole or in part.

                                                                   PAGE 23 OF 23